SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2007
GeoEye, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50933	20-2759725

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21700 Atlantic Boulevard
Dulles, Virginia 20166

(Address and Telephone Number of Principal Executive Offices)
(703) 480-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.
      GeoEye, Inc. is filing this Current Report on Form 8-K to announce that the schedule for the launch of its next-generation Earth imaging satellite is planned to occur during the period from August 23, 2007 to October 28, 2007 from Vandenberg Air Force Base, California. The satellite, named GeoEye-1, is being prepared to accommodate the earlier August launch date. The final determination on launch date will be based on the status of a US Government mission currently on Boeing’s launch manifest which may take priority.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007	GEOEYE, Inc.
	By:	/s/ William L. Warren
William L. Warren
Senior Vice President, General Counsel & Secretary